UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

February 5, 2008

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

	534 DELAWARE AVENUE, SUITE 412 BUFFALO, NEW YORK 14202	36-4567500
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(910) 616-0077
(Registrant's telephone
number, including area code)

GLOBAL WATAIRE, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2008 Global Wataire, Inc. (the “Company”), pursuant to a majority vote of the Company’s shareholders filed Certificate of Amendment to the Articles of Incorporation changing the Company’s name to Global Earth Energy, Inc.

Item 8.01 Other events.

Effective on March 10, 2008, the Company, quoted on the Over the Counter Bulletin Board (“OTC BB”) under stock symbol GWTE, pursuant to its name change is now quoted on the OTC BB under stock symbol GEEG.  This corporate action was approved by NASDAQ Corporate Data Operations.

Item 9.01 Financial Statements and Exhibits.

(a)	EXHIBITS

3.1	Amended Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EARTH ENERGY, INC.

Date: April 2, 2008	By:	/s/ Sydney Harland
Sydney Harland
Chief Executive Officer and Director